united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17645 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Stephanie Shearer, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 4/30

Date of reporting period: 4/30/19

Item 1. Reports to Stockholders.

Zeo Short Duration Income Fund

Class I: ZEOIX

ANNUAL REPORT

APRIL 30, 2019

1-855-ZEO-FUND

(1-855-936-3863)

Distributed by Northern Lights Distributors, LLC

Member FINRA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.zeo.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically or to continue receiving paper copies of shareholder reports, which are available free of charge, by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

One Montgomery Street, Suite 3450 San Francisco, CA 94104 v. 415.875.5604 f. 415.875.5609

April 30, 2019

Dear Shareholders:

By the time you read this, Zeo Capital Advisors will have celebrated its 10th anniversary as a business, and the Zeo Short Duration Income Fund (the “Fund”) will have stamped an 8-year track record. We realize that many of you have been following the Fund for much of that time. To those readers, we are grateful to have had your audience for such a long period. To newer readers, we hope you too will value the high priority we place on consistency for years to come.

We write this letter with the same goals and aspirations for the next 10 years with which we set out a decade ago. It was our sincere belief then that we could deliver a consistent risk profile year in and year out for our clients while employing a strategy which is simple to understand even if not as simple to deliver. We knew early on that our flagship short duration income strategy would have to be differently managed, fully embracing its limitations (such as having a capacity constraint) so as not to incentivize sidestepping them, and thereby potentially compromising the consistency we and our early clients held so dear.

We believe we stand apart from our peers by being a business intentionally designed and started for the purpose of delivering consistency. In a marketplace filled with well-meaning profiteers and cynical opportunists, we take pride in being a manager which stands our ground and sticks to our knitting. We may not grow as fast, and we will probably not be on-trend. Instead, we aim to be partners in our clients’ fixed income efforts, focusing intently on your goals before our own and trusting that the two should and will be aligned.

Performance review

The Fund gained +3.92% for the year ended April 30, 2019. During the same period, the Bloomberg Barclays Capital U.S. Aggregate Bond Indexi (the “Benchmark”) returned +5.29%.

The Benchmark, sporting a duration over 6 years, benefited from significantly lower interest rates over the past 12 months, mostly driven by the flight to safety that takes place during volatility like we saw in the fourth quarter of 2018. Meanwhile, interest rates for shorter duration timeframes such as those maintained by the Fund were nearly unchanged, and credit spreads were only modestly tighter by the end of the period after spiking in the same Q4 2018 volatility. In the end, the Fund’s performance over the full year period (5/1/2018-4/30/2019) could largely be explained by the yield of the underlying portfolio rather than by price movements. This is our goal, so we’re pleased to report the Fund performed as expected.

But to look at just the fiscal-year-end snapshot would be a mistake. A lot happened along the way. The market volatility mentioned above was the result of a variety of factors. The United States has been facing the potential for trade wars on more than one front. The Federal Reserve is conflicted about whether they should be reversing course and reducing the benchmark Fed Funds rate target for the first time since December 2008. All of this is happening with a backdrop of economic fundamentals that have been interpreted as positive by some and ominous by others. Closer to home, credit investors are questioning weak investor protections that have permeated the syndicated loan market.

In the face of so much uncertainty, we view the Fund’s performance as a sign of resilience. We remind readers that, as discussed in our last semiannual report, the Fund returned +1.50% vs. the Benchmark’s -0.19% for the 6 months ending October 31, 2018 (i.e. the first half of the full year period being discussed). The next 6 months (11/1/2018-4/30/2019) saw the Fund gain +2.38% vs. the Benchmark’s +5.49%. That the two six-month periods for the Fund deviated little despite the variety of market events further supports our view that the Fund’s performance is more driven by the underlying portfolio’s income. Meanwhile, the Benchmark’s performance appears to primarily be the result of the market’s reaction to financial and geopolitical factors, with the index component pricing reacting meaningfully to changes in interest rate and other economic expectations.

Investment outlook

As we have said many times before in a variety of ways, we don’t set out to be comparable to such tactical exposures, whether passive or active. Our goal is consistency of performance across a year full of catalysts and headlines, or longer. That’s not to say the Benchmark isn’t a fine portfolio, and we believe there is a good fit for it in fixed income asset allocations alongside the Fund. But as we move forward, we caution investors to understand whether their goals are more aligned with a fixed income portfolio which passes through whatever volatility is manifested in the markets or one which is explicitly managed to mitigate that volatility.

Market catalysts in the coming year don’t seem any fewer than investors have just experienced in the last year. At the time of writing, trade policy out of Washington DC continues to be unpredictable. Loan capital markets are showing signs of stress. The country is headed into an election cycle which has not yet shown signs of bridging the country’s ever-widening political divide. And watching the markets today feels a bit like staring into a funhouse mirror: Poor economic data results in lower interest rates and higher markets, while any threat of a strong economy driving rates higher sends the market into a decline, even if only temporary… for now. Put another way, we don’t see market volatility coming to an end anytime soon, and we aim to position the Fund to help investors mitigate the impact of this volatility in their fixed income portfolios.

We thank you for your continued support and confidence in our management.

Sincerely,

Venkatesh Reddy
Chief Investment Officer

[i]	The Bloomberg Barclays Capital U.S. Aggregate Bond Index covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, Government-Related, Corporate, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS sectors. The U.S. Aggregate Index is a component of the U.S. Universal Index in its entirety. Unmanaged index returns do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

4749-NLD-6/10/2019

Zeo Short Duration Income Fund
PORTFOLIO REVIEW (Unaudited)
April 30, 2019

The Fund’s performance figures* for the periods ended April 30, 2019, compared to its benchmark:

			Inception** -
Annualized Average Returns:	One Year	Five Year	April 30, 2019
Zeo Short Duration Income Fund - Class I	3.92%	2.85%	3.08%
Bloomberg Barclays U.S. Aggregate Bond Index ***	5.29%	2.57%	2.82%

Comparison of the Change in Value of a $10,000 Investment

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Performance figures for periods greater than one year are annualized. The total operating expense ratio (including indirect expenses), as stated in the fee table in the Fund’s Prospectus dated June 29, 2018, is 1.04% for Class I shares. For performance information current to the most recent month-end, please call 1-855-936-3863.

**	Inception date is May 31, 2011.

***	The Bloomberg Barclays U.S. Aggregate Bond Index is a widely accepted, unmanaged index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities, and asset-backed securities. Investors cannot invest directly in an index.

Portfolio Composition as of April 30, 2019	% of Net Assets
Bonds & Notes	68.7%
Term Loans	10.7%
Convertible Bonds	4.3%
Preferred Stock	1.9%
Other Assets, Cash & Cash Equivalents	14.4%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

Zeo Short Duration Income Fund
PORTFOLIO OF INVESTMENTS
April 30, 2019

Shares				Value
	PREFERRED STOCK - 1.9%
	BANKS - 1.9%
7,053,000	JPMorgan Chase & Co., 6.05% (Cost - $7,052,617)			$7,097,081

Par Value		Coupon Rate (%)	Maturity
	BONDS & NOTES - 68.7%
	AEROSPACE/DEFENSE - 3.3%
$12,154,000	Moog, Inc. (a)	5.250	12/1/2022	12,336,310

	AGRICULTURE - 0.9%
2,000,000	Darling Ingredients, Inc. (a)	5.375	1/15/2022	2,026,000
1,182,000	Darling Ingredients, Inc.	5.375	1/15/2022	1,197,366
				3,223,366
	AUTO PARTS & EQUIPMENT - 2.9%
10,753,000	Nexteer Automotive Group LLC (a)	5.875	11/15/2021	10,941,177

	COMMERCIAL SERVICES - 3.8%
7,703,000	Nielsen Co. Luxembourg (a)	5.500	10/1/2021	7,741,515
6,623,000	Nielsen Finance LLC	4.500	10/1/2020	6,623,000
				14,364,515
	ELECTRICAL COMPONENTS & EQUIPMENT - 3.8%
14,266,000	WESCO Distribution, Inc.	5.375	12/15/2021	14,408,660

	ELECTRONICS - 2.6%
9,897,000	Sanmina Corp. (a)	4.375	6/1/2019	9,903,235

	ENTERTAINMENT - 1.4%
5,252,000	Live Nation Entertainment, Inc. (a)	5.375	6/15/2022	5,330,780

	ENVIRONMENTAL CONTROL - 2.8%
10,442,000	Clean Harbors, Inc.	5.125	6/1/2021	10,455,052

	FOREST PRODUCTS & PAPER - 1.9%
7,214,000	Neenah Paper, Inc. (a)	5.250	5/15/2021	7,195,965

	INTERNET - 3.7%
5,776,000	Expedia Group, Inc.	5.950	8/15/2020	5,994,809
7,730,000	Match Group, Inc.	6.375	6/1/2024	8,106,837
				14,101,646
	IRON/STEEL - 1.1%
4,219,000	Steel Dynamics, Inc.	5.125	10/1/2021	4,245,369

	LEISURE TIME - 3.2%
12,157,000	Brunswick Corp. (a)	4.625	5/15/2021	12,155,178

	MACHINERY - DIVERSIFIED - 4.7%
17,097,000	ATS Automation Tooling Systems, Inc. (a)	6.500	6/15/2023	17,695,395

	MEDIA - 2.8%
10,563,000	Cable One, Inc. (a)	5.750	6/15/2022	10,737,818

	MINING - 4.1%
14,409,000	Teck Resources Ltd. (a)	8.500	6/1/2024	15,418,057

See accompanying notes to financial statements.

Zeo Short Duration Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2019

Par Value		Coupon Rate (%)		Maturity	Value

	MISCELLANEOUS MANUFACTURING - 1.6%
$6,000,000	American Outdoor Brands (a)	5.000		8/28/2020	$5,970,000

	PACKAGING & CONTAINERS - 4.5%
5,630,000	Reynolds Group Issuer, Inc., 3 mo. LIBOR + 3.50% (a)	6.097	(b)	7/15/2021	5,658,150
2,090,000	Silgan Holdings, Inc.	5.500		2/1/2022	2,100,450
7,991,000	W/S Packaging Holdings, Inc. (a)	9.000		4/15/2023	8,650,258
675,000	WestRock MWV LLC	9.750		6/15/2020	722,539
					17,131,397
	REITS - 4.8%
17,641,000	Equinix, Inc.	5.375		1/1/2022	18,082,025

	RETAIL - 8.3%
5,743,000	Caleres, Inc.	6.250		8/15/2023	5,972,720
13,611,000	Men’s Warehouse, Inc.	7.000		7/1/2022	13,304,753
5,584,000	Michaels Stores, Inc. (a)	5.875		12/15/2020	5,595,168
6,380,000	PriSo Acquisition Corp. (a)	9.000		5/15/2023	6,332,150
					31,204,791
	SOFTWARE - 3.5%
13,240,000	CDK Global, Inc.	3.800		10/15/2019	13,266,480

	TELECOMMUNICATIONS - 3.0%
4,623,000	Cogent Communications Finance, Inc. (a)	5.625		4/15/2021	4,692,345
6,430,000	T-Mobile USA, Inc.	6.000		3/1/2023	6,614,863
					11,307,208

	TOTAL BONDS & NOTES (Cost - $258,700,134)				259,474,424

	CONVERTIBLE BONDS - 4.3%
	COMPUTERS - 0.8%
2,860,000	Electronics For Imaging, Inc.	0.750		9/1/2019	2,838,417

	INTERNET - 3.5%
13,463,000	Twitter, Inc.	0.250		9/15/2019	13,301,444

	TOTAL CONVERTIBLE BONDS (Cost - $16,096,326)				16,139,861

	TERM LOANS - 10.7%
	CONSUMER SERVICES - 1.2%
4,500,000	Cast & Crew Payroll, 3 mo. LIBOR + 4.00%	6.500	(b)	1/16/2026	4,540,500

	CONTAINERS AND PACKAGING - 1.0%
3,914,634	Berry Global, Inc., 3 mo. LIBOR + 1.75%	4.231	(b)	2/8/2020	3,918,001

	ENTERTAINMENT - 0.7%
2,637,914	Lions Gate Entertainment Corp., 3 mo. LIBOR + 2.25%	4.733	(b)	12/8/2023	2,632,955

	FOOD & BEVERAGE - 1.2%
4,472,070	Arctic Glacier Co., 3 mo. LIBOR + 3.50%	5.983	(b)	3/20/2024	4,490,249

	MEDIA - 1.5%
5,793,938	Trader Corp., 3 mo. LIBOR + 3.00%	5.478	(b)	9/28/2023	5,790,346

See accompanying notes to financial statements.

Zeo Short Duration Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2019

Par Value		Coupon Rate (%)		Maturity	Value
	SOFTWARE - 5.1%
$2,416,127	Hyland Software, Inc., 3 mo. LIBOR + 3.25%	5.983	(b)	7/1/2022	$2,430,478
9,130,000	Hyland Software, Inc., 3 mo. LIBOR + 7.00%	9.483	(b)	7/1/2023	9,244,125
7,441,809	Press Ganey, 3 mo. LIBOR + 2.75%	5.233	(b)	10/21/2023	7,451,111
					19,125,714

	TOTAL TERM LOANS (Cost - $40,262,138)				40,497,765

Shares
	SHORT-TERM INVESTMENT - 13.2%
	MONEY MARKET FUND - 13.2%
49,683,834	Goldman Sachs Financial Square Funds - Treasury Instruments Fund - Institutional Shares, to yield 2.24% (Cost - $49,683,834) (c)				49,683,834

	TOTAL INVESTMENTS - 98.8% (Cost - $371,795,049)				$372,892,965
	OTHER ASSETS LESS LIABILITIES - NET - 1.2%				4,538,816
	NET ASSETS - 100.0%				$377,431,781

(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At April 30, 2019 these securities amounted to $148,379,501 or 39.3% of net assets.

(b)	Floating rate security; interest rate shown reflects the effective rate as of April 30, 2019.

(c)	Money market fund; interest rate reflects seven-day effective yield on April 30, 2019.

LIBOR -	London Interbank Offered Rate. The U.S. LIBOR rate as of April 30, 2019 is 2.58%.

LLC -	Limited Liability Company

REITS -	Real Estate Investment Trusts

See accompanying notes to financial statements.

Zeo Short Duration Income Fund
STATEMENT OF ASSETS AND LIABILITIES
April 30, 2019

ASSETS
Investment securities:
At cost	$371,795,049
At value	$372,892,965
Cash	45,854
Receivable for Fund shares sold	259,118
Interest receivable	4,926,751
Prepaid expenses and other assets	49,600
TOTAL ASSETS	378,174,288

LIABILITIES
Payable for Fund shares repurchased	410,997
Investment advisory fees payable	231,367
Payable to related parties	37,052
Accrued expenses and other liabilities	63,091
TOTAL LIABILITIES	742,507
NET ASSETS	$377,431,781

Net Assets Consist Of:
Paid in capital ($0 par value, unlimited shares authorized)	$378,058,886
Accumulated losses	(627,105)
NET ASSETS	$377,431,781

Net Asset Value Per Share:
Class I Shares:
Net Assets	$377,431,781
Shares of beneficial interest outstanding	37,769,557
Net Asset Value (Net Assets / Shares Outstanding), Offering and Redemption Price Per Share (a)	$9.99

(a)	The Fund may charge a 1.00% fee on redemption of shares held for less than 30 days.

See accompanying notes to financial statements.

Zeo Short Duration Income Fund
STATEMENT OF OPERATIONS
For the Year Ended April 30, 2019

INVESTMENT INCOME
Dividends	$400,957
Interest	14,116,201
TOTAL INVESTMENT INCOME	14,517,158

EXPENSES
Investment advisory fees	2,423,903
Administrative services fees	311,859
Third party administrative servicing fee	279,262
Transfer agent fees	74,643
Custodian fees	34,685
Registration fees	29,577
Printing and postage expenses	28,865
Compliance officer fees	26,423
Audit fees	18,163
Legal fees	16,218
Trustees’ fees and expenses	13,093
Insurance expense	6,660
Other expenses	8,063
TOTAL EXPENSES	3,271,414
NET INVESTMENT INCOME	11,245,744

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from security transactions	359,924
Net change in unrealized appreciation of investments	1,283,466
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	1,643,390

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,889,134

See accompanying notes to financial statements.

Zeo Short Duration Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	April 30, 2019	April 30, 2018

FROM OPERATIONS
Net investment income	$11,245,744	$6,315,908
Net realized gain from security transactions	359,924	576,889
Net change in unrealized appreciation (depreciation) of investments	1,283,466	(1,202,574)
Net increase in net assets resulting from operations	12,889,134	5,690,223

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	(6,233,532)
Total distributions paid*	(11,284,955)	—
Total distributions to shareholders	(11,284,955)	(6,233,532)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	180,606,970 ***	95,360,583
Net asset value of shares issued in reinvestment of distributions to shareholders	9,063,020	4,973,931
Payments for shares redeemed	(92,840,490)	(63,012,632)
Redemption fee proceeds	11,022	2,871
Net increase in net assets from shares of beneficial interest	96,840,522	37,324,753

TOTAL INCREASE IN NET ASSETS	98,444,701	36,781,444

NET ASSETS
Beginning of Year	278,987,080	242,205,636
End of Year**	$377,431,781	$278,987,080

SHARE ACTIVITY
Shares Sold	18,144,286	9,552,722
Shares Reinvested	911,994	498,792
Shares Redeemed	(9,328,551)	(6,312,245)
Net increase in shares of beneficial interest outstanding	9,727,729	3,739,269

*	Distributions from net investment income and net realized capital gains are combined for the year ended April 30, 2019. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended April 30, 2018 have not been reclassified to conform to the current year presentation.

**	Net Assets - End of Year includes undistributed net investment income of $186,806 as of April 30,2018.

***	Includes proceeds of $5,666,968 from contributions in-kind.

See accompanying notes to financial statements.

Zeo Short Duration Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Class I

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2019	April 30, 2018	April 30, 2017	April 30, 2016	April 30, 2015
Net asset value, beginning of year	$9.95	$9.97	$9.87	$10.05	$10.12
Activity from investment operations:
Net investment income (1)	0.35	0.25	0.27	0.33	0.37
Net realized and unrealized gain (loss) on investments	0.03	(0.02)	0.08	(0.19)	(0.07)
Total from investment operations	0.38	0.23	0.35	0.14	0.30
Paid-in-Capital from
Redemption fees (2)	0.00	0.00	0.00	0.00	0.00
Less distributions from:
Net investment income	(0.34)	(0.25)	(0.25)	(0.32)	(0.35)
Net realized gains	—	—	—	—	(0.02)
Total distributions	(0.34)	(0.25)	(0.25)	(0.32)	(0.37)
Net asset value, end of year	$9.99	$9.95	$9.97	$9.87	$10.05
Total return (3)	3.92%	2.28%	3.63%	1.41%	3.02%
Net assets, end of year (000s)	$377,432	$278,987	$242,206	$216,891	$138,531
Ratio of expenses to average net assets	1.01%	1.27%	1.29%	1.25%	1.28%
Net investment income, net waiver or recapture	3.48%	2.51%	2.69%	3.31%	3.69%
Portfolio turnover rate	135%	152%	152%	135%	143%

*	Zeo Short Duration Income Fund was formerly known as Zeo Strategic Income Fund.

(1)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for each period.

(2)	Less than $0.005 per share.

(3)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any.

See accompanying notes to financial statements.

Zeo Short Duration Income Fund
NOTES TO FINANCIAL STATEMENTS
April 30, 2019

1.	ORGANIZATION

The Zeo Short Duration Income Fund (formerly Zeo Strategic Income Fund) (the “Fund”) is a de-facto (acting as) diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a trust organized under the laws of the State of Delaware on January 19, 2005, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund seeks low volatility and absolute returns consisting of income and moderate capital appreciation. The Fund currently offers the Class I shares, which commenced operations on May 31, 2011. Class I shares are offered at net asset value.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update (“ASU”) 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale such securities shall be valued at the mean between current bid and ask prices on the day of valuation. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the current bid price on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value. Debt securities and term loans (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The committee may also enlist third-party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies

Zeo Short Duration Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2019

the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results. For the year ended April 30, 2019, there were no fair value securities.

Fair Valuation Process – As noted above, the fair value committee is comprised of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Zeo Short Duration Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2019

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of April 30, 2019 for the Fund’s investments measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Preferred Stock	$7,097,081	$—	$—	$7,097,081
Bonds & Notes	—	259,474,424	—	259,474,424
Convertible Bonds	—	16,139,861	—	16,139,861
Term Loans	—	40,497,765	—	40,497,765
Short-Term Investment	49,683,834	—	—	49,683,834
Total	$56,780,915	$316,112,050	$—	$372,892,965

The Fund did not hold any Level 3 securities during the year.

*	Refer to the Portfolio of Investments for security classifications.

Security Transactions and Related Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Tax – The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated

Zeo Short Duration Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2019

investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years from April 30, 2016 through April 30, 2018, or expected to be taken in the Fund’s April 30, 2019 tax returns. The Fund identifies its major tax jurisdictions as U.S. federal and Nebraska. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognized interest and penalties related to unrecognized tax benefits in interest and other expenses, respectively. For the year ended April 30, 2019, the Fund did not have any interest or penalties.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least monthly. The Fund will declare and pay net realized capital gains, if any, annually. Dividends to shareholders from net investment income and distributions from net realized gains are recorded on ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Fund.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Zeo Capital Advisors, LLC serves as the Fund’s investment advisor (the “Advisor”). Pursuant to an investment advisory agreement between the Advisor and the Trust, with respect to the Fund (the “Advisory Agreement”), the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by other service providers. Under the terms of the Advisory Agreement, the Advisor receives monthly fees calculated at an annual rate of 0.75% of the Fund’s average daily net assets. Prior to May 1, 2018, the Advisor received monthly fees calculated at an annual

Zeo Short Duration Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2019

rate of 1.00% on the first $250 million in net assets and 0.75% on assets greater than $250 million. For the year ended April 30, 2019, the Fund incurred $2,423,903 in advisory fees.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until August 31, 2020, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor)) do not exceed 1.50% per annum of the Fund’s average daily net assets for Class I shares (the “Expense Limitation”).

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s Operating Expenses are subsequently less than the Expense Limitation, the Advisor shall be entitled to reimbursement by the Fund, on a rolling three year basis, for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the Expense Limitation. If Fund Operating Expenses subsequently exceed the Expense Limitation, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). No amounts will be paid to the Advisor in any fiscal quarter unless the Board determines that reimbursement is in the best interests of the Fund and its shareholders. No amounts remain available for future reimbursement to the Advisor as of April 30, 2019.

Northern Lights Distributors, LLC (“NLD” or the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. For the year ended April 30, 2019, the Distributor received no underwriting commissions.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides fund administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Zeo Short Duration Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2019

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including NLD, NLCS and Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities and U.S. Government securities, for the year ended April 30, 2019 amounted to $452,198,850 and $395,821,738, respectively.

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

At April 30, 2019, the tax cost of investments and unrealized appreciation (depreciation) are as follows:

		Gross Unrealized	Gross Unrealized	Net Unrealized
Fund	Tax Cost	Appreciation	Depreciation	Appreciation
Zeo Short Duration Income Fund	$371,864,257	$1,783,078	$(754,370)	$1,028,708

6.	IN-KIND CONTRIBUTIONS

On December 10, 2018, the Fund received an in-kind contribution which consisted of $5,666,968 of securities received at value. As a result of the in-kind contribution, the Fund issued 571,267 Class I shares.

7.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of April 30, 2019, Charles Schwab & Co, Inc. and National Financial Services held approximately 32.1% and 43.1%, respectively, of the voting securities of the Zeo Short Duration Income Fund.

8.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund. For the year ended April 30, 2019, the Fund assessed $11,022 in redemption fees.

Zeo Short Duration Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2019

9.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended April 30, 2019 and April 30, 2018 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	April 30, 2019	April 30, 2018
Ordinary Income	$11,284,955	$6,233,532

As of April 30, 2019, the components of distributable earnings/ (deficit) on a tax basis were as follows:

Undistributed	Capital Loss	Unrealized	Total
Ordinary	Carry	Appreciation/	Accumulated
Income	Forwards	(Depreciation)	Earnings/(Deficits)
$221,619	$(1,877,432)	$1,028,708	$(627,105)

The difference between book basis and tax basis undistributed net investment income, accumulated net realized losses and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales and adjustments for perpetual bonds.

At April 30, 2019, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains and utilized capital loss carryforwards as follows:

Non-Expiring		CLCF
Long-Term	Total	Utilized
$1,877,432	$1,877,432	$325,273

10. NEW ACCOUNTING PRONOUNCEMENT

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

In August 2018, the FASB issued ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted. These amendments have been adopted with these financial statements.

In August 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to US GAAP, including: (i) an amendment to require presentation

Zeo Short Duration Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2019

of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These amendments have been adopted with these financial statements.

11.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Zeo Short Duration Income Fund and

Board of Trustees of Northern Lights Fund Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Zeo Short Duration Income Fund (the “Fund”), a series of Northern Lights Fund Trust, as of April 30, 2019, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2019, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial statements and financial highlights for the years ended April 30, 2018, and prior, were audited by other auditors whose report dated June 27, 2018, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2019, by correspondence with the custodian and brokers. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2018.

COHEN & COMPANY, LTD.

Cleveland, Ohio

June 27, 2019

C O H E N  &  C O M P A N Y ,  L T D .

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

Zeo Short Duration Income Fund
EXPENSE EXAMPLES (Unaudited)
April 30, 2019

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2018 through April 30, 2019.

Actual Expenses

The “Actual” line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Fund’s
	Account Value	Account Value	During Period*	Annualized
Actual	11/1/18	4/30/19	11/1/18 – 4/30/19	Expense Ratio**
Class I	$1,000.00	$1,023.80	$5.07	1.01%

Hypothetical	Beginning	Ending	Expenses Paid	Fund’s
(5% return before	Account Value	Account Value	During Period*	Annualized
expenses)	11/1/18	4/30/19	11/1/18 – 4/30/19	Expense Ratio**
Class I	$1,000.00	$1,019.79	$5.06	1.01%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

**	Annualized.

Zeo Short Duration Income Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
April 30, 2019

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17645 Wright Street, Suite 200, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 -2017); and Altegris KKR Commitments Master Fund (since 2014); and OFI Carlyle Private Credit Fund (since March 2018)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions in a major Wall Street firm including Capital Markets Controller, Director of Global Taxation, and CFO of the Specialty Finance Group.	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Northern Lights Variable Trust (since 2006); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (2007-2019); previously, AdvisorOne Funds (2004-2013); and The World Funds Trust (2010-2013)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired (since 2012). Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005) Northern Lights Variable Trust (since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014-2015)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Variable Trust (since 2011)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012). Former Academic Fellow, United States Securities and Exchange Commission (2005-2006).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Variable Trust (since 2007)

4/30/19 – NLFT_v2

Zeo Short Duration Income Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
April 30, 2019

Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	President Since June 2017	Vice President, The Ultimus Group, LLC and Executive Vice President, Gemini Fund Services, LLC (since 2019); President, Gemini Fund Services, LLC (2012-2019) Treasurer of the Trust (2006-June 2017); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, (2004 - 2013).	N/A	N/A
Richard Malinowski 80 Arkay Drive Hauppauge, NY 11788 Born in 1983	Vice President Since March 2018	Senior Vice President (since 2017); Vice President and Counsel (2016-2017) and Assistant Vice President, Gemini Fund Services, LLC (2012-2016)	N/A	N/A
James Colantino 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since June 2017	Assistant Treasurer of the Trust (2006-June 2017); Senior Vice President - Fund Administration, Gemini Fund Services, LLC (2012-Present).	N/A	N/A
Stephanie Shearer 80 Arkay Drive Hauppauge, NY 11788 Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Manager of Legal Administration, Gemini Fund Services, LLC (since 2018); Senior Paralegal, Gemini Fund Services, LLC (from 2013 -2018); Paralegal, Gemini Fund Services, LLC (2010-2013).	N/A	N/A
Lynn Bowley Born in 1958	Chief Compliance Officer Since 2017	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of April 30, 2019, the Trust was comprised of 83 active portfolios managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Funds in the Trust advised by the Fund’s advisor. The Funds do not hold themselves out as related to any other series within the Trust that is not advised by the Fund’s advisor.

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-936-3863.

4/30/19 – NLFT_v2

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-936-3863 or by referring to the SEC website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. The information on Form N-Q is available without charge, upon request, by calling 1-855-936-3863.

INVESTMENT ADVISOR
Zeo Capital Advisors, LLC
1 Montgomery Street, Suite 3450
San Francisco, CA 94104

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)       The Registrant’s board of trustees has determined that Anthony J. Hertl, Mark H. Taylor and Mark Gersten are audit committee financial experts, as defined in Item 3 of Form N-CSR. Anthony J. Hertl, Mark H. Taylor and Mark Gersten are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2019 - $15,500

2018 - $15,500

2017 - $14,900

2016 - $14,900

2015 - $14,900

2014 - $14,500

2013 - $14,000

2012 - $14,000

(b)	Audit-Related Fees

2019 - None

2018 - None

2017 - None

2016 - None

2015 - None

2014 - None

2013 - None

2012 – None

(c)	Tax Fees

2019 - $2,200

2018 - $2,200

2017 - $2,200

2016 - $2,200

2015 - $2,200

2014 - $2,000

2013 - $2,000

2012 - $2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2019 - None

2018 - None

2017 - None

2016 - None

2015 - None

2014 - None

2013 - None

2012 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2012   2013    2014    2015    2016   2017   2018   2019

Audit-Related Fees:      0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00%

Tax Fees:      0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00%

All Other Fees:      0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2019 - $2,200

2018 - $2,200

2017 - $2,200

2016 - $2,200

2015 - $2,200

2014 - $2,000

2013 - $2,000

2012 - $2,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 7/1/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 7/1/19

By (Signature and Title)

/s/ James Colantino

James Colantino, Principal Financial Officer/Treasurer

Date 7/1/19